UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2013

MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2013, during the annual meeting of stockholders of Marine Products Corporation (the “Company”), the stockholders approved the performance-based compensation agreement (the “Agreement”) for Mr. James A. Lane, Jr.  The material terms of the Agreement were previously reported in the Company’s Proxy Statement dated March 18, 2013 (the “Proxy Statement”), under the caption “Proposal 3: To Approve the Performance-Based Compensation Agreement for Mr. James A. Lane, Jr.”  The Agreement is attached to this current report as an exhibit.

Under this Agreement, Mr. Lane receives a base salary of $250,000 per year, with certain corresponding reductions in future bonus payments, in addition to an annual incentive cash bonus of 10% of pre-tax profit of Chaparral Boats, Inc., a subsidiary of the Company.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of stockholders of the Company was held on April 23, 2013.  At the annual meeting, the stockholders of the Company (i) elected three Class III nominees and one Class II nominee to the Board of Directors, (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (iii) held a vote to approve the performance-based compensation agreement for Mr. James A. Lane, Jr.; (iv) held a nonbinding vote on executive compensation; and (v) held a nonbinding vote regarding the frequency of voting on executive compensation.

The voting results for each proposal are as follows:

1.	To elect the three Class III nominees and one Class II nominee to the Board of Directors:

	For	Withheld	Broker Non-Vote
Class III nominees:
James A. Lane, Jr.	32,850,423	2,128,422	1,613,968
Linda H. Graham	32,847,759	2,131,086	1,613,968
Bill J. Dismuke	34,313,578	665,267	1,613,968
Class II nominee:
Gary W. Rollins	32,822,043	2,156,802	1,613,968

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non-Vote
36,539,245	49,552	4,016	0

3.	To approve the performance-based incentive compensation agreement for Mr. James A. Lane, Jr.:

For	Against	Abstain	Broker Non-Vote
33,962,931	1,005,618	10,296	1,613,968

4.	To hold a non-binding vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
32,347,157	123,973	2,507,715	1,613,968

5.	To hold a nonbinding vote regarding the frequency of voting on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
31,848,757	21,615	593,167	2,515,306	1,613,968

    Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will hold a non-binding advisory vote on executive compensation next year.  As previously disclosed in the Proxy Statement, the Board also intends to hold another non-binding vote regarding the frequency of voting on executive compensation next year to align the frequency of the advisory votes on executive compensation with those votes held by stockholders of RPC, Inc., a company affiliated with the Company, so that those votes are thereafter held once every three years.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	10.1	Performance-Based Compensation Agreement between James A. Lane, Jr. and Chaparral Boats, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation

Date: April 26, 2013	By:	/s/ Ben M. Palmer
Ben M. Palmer
Chief Financial Officer and Treasurer